UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2021

LAREDO PETROLEUM, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	LPI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Pioneer Acquisition

On September 17, 2021, Laredo Petroleum, Inc. (the “Company”) entered into a purchase and sale agreement (the “Pioneer PSA”) with Pioneer Natural Resources USA, Inc., (“Pioneer”), DE Midland III LLC (“DEM”), Parsley Minerals, LLC, a Texas limited liability company (“PM”), and Parsley Energy, L.P. (“PE” and collectively with Pioneer, DEM, and PM, the “Seller”), pursuant to which the Company agreed to purchase (the “Pioneer Acquisition”), effective as of July 1, 2021, certain oil and gas properties in the Midland Basin, including approximately 20,000 net acres located in western Glasscock County and related assets and contracts, for a purchase price of (i) $160.0 million of cash, subject to customary closing price adjustments, and (ii) 959,691 shares of the Company’s common stock, par value $0.01 per share (the “Shares”). Under the terms of the Pioneer PSA, the Company has paid a cash deposit to the Seller in an amount equal to $20.5 million. The Company currently expects to fund the cash portion of the purchase price and related transaction costs with respect to the Pioneer Acquisition from cash on hand and borrowings under its senior secured credit facility.

The Pioneer PSA contains customary representations and warranties, covenants, termination rights and indemnification provisions for a transaction of this size and nature, provides the parties thereto with specified rights and obligations and allocates risk among them in a customary manner. The Company expects the Pioneer Acquisition to close on or about October 18, 2021, subject to customary closing conditions. There can be no assurance that all of the conditions to closing the Pioneer Acquisition will be satisfied. The foregoing description of the Pioneer PSA does not purport to be complete and is qualified in its entirety by reference to the Pioneer PSA filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Pioneer PSA contains representations, warranties and other provisions that were made only for purposes of the Pioneer PSA and as of specific dates and were solely for the benefit of the parties thereto. The Pioneer PSA is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business or operational information about the Company or Seller or the assets to be acquired from the Seller. The representations and warranties made by the Company and Seller in the Pioneer PSA may be (i) qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties and (ii) subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

Under the Pioneer PSA, the Company agreed to enter into a registration rights agreement with Pioneer in connection with the closing of the Pioneer Acquisition (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, the Company will agree to register under the Securities Act of 1933, as amended (the “Securities Act”), the resale of the Shares and to grant such person certain rights to request and/or participate in underwritten offerings.

Also under the Pioneer PSA, Pioneer agreed to enter into a voting and support agreement with the Company in connection with the closing of the Pioneer Acquisition (the “Voting Agreement”). Pursuant to the terms of the Voting Agreement, among other things, Pioneer will agree, subject to certain limitations and exceptions, to vote its shares of Company common stock (the “Covered Securities”) according to the recommendations of the Company’s board of directors. The Voting Agreement also contains customary provisions that restrict Pioneer’s ability to encumber its Covered Securities, subject to certain exceptions. Pioneer’s obligations under the Voting Agreement terminate when Pioneer no longer owns any Covered Securities.

The foregoing descriptions of the Registration Rights Agreement and Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the form of Registration Rights Agreement and the form of Voting Agreement included as Exhibits G and H, respectively, to the Pioneer PSA filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 is incorporated into this Item 3.02 by reference. The Company intends to issue the Shares in reliance on the exemption from registration requirements under the Securities Act pursuant to Section 4(a)(2) thereof. The Company relied upon representations, warranties, certifications and agreements of Pioneer with respect to its members in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On September 19, 2021 the Company issued a press release and posted to its website a corporate presentation (the “Presentation”). The press release and Presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated into this Item 7.01 by reference. The Presentation is available on the Company’s website, www.laredopetro.com.

All statements in the press release and the Presentation, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, its Current Report on Form 8-K, filed on May 11, 2021, and the Company’s other filings with the SEC for a discussion of other risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibits attached hereto are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
2.1	Purchase and Sale Agreement, dated September 17, 2021, by and among Laredo Petroleum, Inc., Pioneer Natural Resources USA, Inc., DE Midland III LLC, Parsley Minerals, LLC, and Parsley Energy, L.P.*
99.1	Press Release dated September 19, 2021.
99.2	Investor Presentation dated September 19, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission on request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: September 20, 2021	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer